                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [X]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                                   ----------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                                   ----------

                               Global Signal Inc.
               (Exact name of obligor as specified in its charter)

                 Delaware                                         65-0652634
     (State or other jurisdiction of                           (I.R.S. Employer
      incorporation or organization)                         Identification No.)

        301 North Cattlemen Road
                Suite 300
            Sarasota, Florida                                     34232-6427
(Address of principal executive offices)                          (Zip Code)

                                   ----------

                                 Debt Securities
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION

Furnish the following information as to the trustee:

     (a)  Name and address of each examining or supervising authority to which it is subject.

          1.   Comptroller of the Currency, Washington D.C.

          2.   Federal Deposit Insurance Corporation, Washington, D.C.

          3.   The Board of Governors of the Federal Reserve Systems,
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

          None.

ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL
INSTRUCTION B.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of LaSalle Bank National
               Association now in effect. (incorporated herein by reference to
               Exhibit 1 filed with Form T-1 filed with the Current Report on
               Form 8-K, dated June 29, 2000, in File No. 333-61691).

          2.   A copy of the certificate of authority to commence business
               (incorporated herein by reference to Exhibit 2 filed with Form
               T-1 filed with the Current Report on Form 8-K, dated June 29,
               2000, in File No. 333-61691).

          3.   A copy of the authorization to exercise corporate trust powers
               (incorporated herein by reference to Exhibit 3 filed with Form
               T-1 filed with the Current Report on Form 8-K, dated June 29,
               2000, in File No. 333-61691).

          4.   A copy of the existing By-Laws of LaSalle Bank National
               Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated
               June 29, 2000, in File No. 333-61691).

          5.   Not applicable.

          6.   The consent of the trustee required by Section 321(b) of the
               Trust Indenture Act of 1939 (incorporated herein by reference to
               Exhibit 6 filed with Form T-1 filed with the Current Report on
               Form 8-K, dated June 29, 2000, in File No. 333-61691).

          7.   A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or
               examining authority.

          8.   Not applicable.

          9.   Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee,
LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 1st day of
June, 2005.

                                               LASALLE BANK NATIONAL ASSOCIATION

                                               By: /s/ John W. Porter
                                                   -----------------------------
                                                   John W. Porter
                                                   Vice President

                                                                            Page
                                                                              11

                                                                       EXHIBIT 7
LaSalle Bank N.A.                        Call Date: 3/31/2005          RC-1
135 South LaSalle Street
Chicago, IL 60603

Transit Number: 71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED
SAVINGS BANKS FOR MARCH 31, 2005

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET



                                                                                                  Dollar Amounts in
                                                                                                      Thousands
-------------------------------------------------------------------------------------------------------------------

ASSETS
   1. Cash and balances due from depository institutions (from Schedule RC-A):                    RCFD
                                                                                                  ----
      a. Noninterest-bearing balances and currency and coin (1)                                   0081    1,495,830
      b. Interest-bearing balances (2)                                                            0071       23,424
   2. Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A)                               1754       97,846
      b. Available-for-sale securities (from Schedule RC-B, column D)                             1773   23,199,737
   3. Federal funds sold and securities purchased under agreements to resell
      a. Federal funds sold in domestic offices                                                   B987      402,680
      b. Securitites purchased under agreements to resell (3)                                     B989      250,668
   4. Loans and lease financing receivables (from schedule RC-C)
      a. Loans and leases held for sale                                                           5369      599,619
      b. Loans and leases, net of unearned income                        B528   37,275,313
      c. LESS: Allowance for loan and lease losses                       3123      657,385
      d. Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c)                                      B529   36,617,928
   5. Trading assets (from Schedule RC-D)                                                         3545      671,784
   6. Premises and fixed assets (including capitalized leases)                                    2145      267,688
   7. Other real estate owned (from Schedule RC-M)                                                2150       11,601
   8. Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)                                                                              2130            0
   9. Customers' liability to this bank on acceptances outstanding                                2155       16,870
   10. Intangible assets (from Schedule RC-M)
      a. Goodwill                                                                                 3163      181,613
      b. Other Intangible assets                                                                  0426            0
   11. Other assets (from Schedule RC-F)                                                          2160    3,887,015
   12. Total assets (sum of items 1 through 11)                                                   2170   67,724,303


----------
(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3)  Includes all securites resale agreements in domestic and foreign offies, regardless of maturity.

                                                                            Page
                                                                              12

LaSalle Bank N.A.          Call Date: 3/31/2005       ST-BK: 17-1520       FFIEC
135 South LaSalle Street
Chicago, IL  60603         Vendor ID: D               CERT:  15407

Transit Number: 71000505

SCHEDULE RC - CONTINUED



                                                                                                  Dollar Amounts in
                                                                                                       Thousands
-------------------------------------------------------------------------------------------------------------------

                                                                                                  RCON
                                                                                                  ----
LIABILITIES
   13. Deposits:
      a. In domestic offices (sum of totals of
         columns A and C from Schedule RC-E, part I)                                              2200   30,745,503
                                                                         RCON
                                                                         ----
         (1) Noninterest-bearing (1)                                     6631    6,892,719
         (2) Interest-bearing                                            6636   23,852,784
                                                                                                  RCFN
                                                                                                  ----
      b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
         Schedule RC-E, part II)                                                                  2200    7,905,194
                                                                         RCFN
                                                                         ----
         (1) Noninterest-bearing                                         6631            0
         (2) Interest-bearing                                            6636    7,905,194
                                                                                                  RCON
                                                                                                  ----
   14. Federal funds purchased and securities sold under agreements to repurchase:
      a. Federal funds purchased in domestic offices (2)                                          B993    2,592,438

                                                                                                  RCFD
                                                                                                  ----
      b. Securities sold under agreements to repurchase (3)                                       B995    8,125,351
   15. Trading liabilities (from Schedule RC-D)                                                   3548      166,464

   16. Other borrowed money (includes mortgage indebtedness and obligations under                 3190    9,141,594
       capitalized leases): From schedule RC-M

   17. Not applicable.
   18. Bank's liability on acceptances executed and outstanding                                   2920       16,870
   19. Subordinated notes and debentures (4)                                                      3200      540,000
   20. Other liabilities (from Schedule RC-G)                                                     2930    2,984,168
   21. Total liabilities (sum of items 13 through 20)                                             2948   62,217,582
   22. Minority Interest in consolidated subsidiaries                                             3000       66,956

EQUITY CAPITAL

                                                                                                  RCFD
                                                                                                  ----
   23. Perpetual preferred stock and related surplus                                              3838      500,000
   24. Common stock                                                                               3230       41,234
   25. Surplus (exclude all surplus related to preferred stock)                                   3839    2,010,375
   26. a. Retained Earnings                                                                       3632    2,759,019
       b. Accumulated Other Comprehensive income.(5)                                              B530      129,137
   27. Other Equity capital components (6)                                                        3284            0
   28. Total equity capital (sum of items 23 through 27)                                          3210    5,439,765
   29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)     3300   67,724,303


MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.


                                                                                                  RCFD   Number
                                                                                                  ----   ------

   1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by
      independent external auditors as of any date during 2001                                    6724   2


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank managements assertion on the effectiveness of the banks with generally accepted auditing standards by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

----------
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Report overnight Federal Home Loan Bank advances in Schedule RC, item 16
     "other borrowed money."

(3)  Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.

(4)  Includes limited-life preferred stock and related surplus.

(5)  Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)  Includes treasury stock and unearned Employee Stock Ownership plan shares.